A Leading Provider of Real Estate Capital To State-Licensed Cannabis Operators August 8, 2024

newlake.comOTCQX: NLCP 2 This presentation has been prepared by the NewLake Capital Partners, Inc. (“we,” “us” or the “Company”) solely for informational purposes. This presentation and related discussion shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities. This presentation contains forward‐looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts, and are often indicated by words such as “anticipates,” estimates,” “expects,” “intends,” “plans,” “believes” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” “and “could.” Forward looking statements include, among others, statements relating to the Company’s future financial performance, business prospects and strategy, the use of proceeds from our initial public offering, future dividend payments, anticipated financial position, the Company’s acquisition pipeline, liquidity and capital needs and other similar matters. These statements are based on the Company’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those expressed in, or implied by, the forward looking statements. The Company is providing the information contained herein as of the date of this presentation. Except as required by applicable law, the Company does not plan to update or revise any statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Safe Harbor Statement Use of Non-GAAP Financial Information Adjusted Funds From Operations (“AFFO”) and Funds From Operations (“FFO”) are supplemental non-GAAP financial measures used in the real estate industry to measure and compare the operating performance of real estate companies. A complete reconciliation containing adjustments from GAAP net income attributable to common stockholders and participating securities to AFFO and FFO are included in the appendix to this presentation.

newlake.comOTCQX: NLCP 3 Investment Highlights Experienced Team Experienced team with a strong track record investing in cannabis real estate and delivering returns for investors High-Growth Focus Focus on a high-growth industry with meaningful demand for real estate capital positions NewLake to continue growing AFFO and dividends Scale and Early Mover Second largest owner of cannabis real estate in the U.S.(1), building relationships and knowledge since 2019 Exceptional Portfolio Quality portfolio has delivered consistent dividend growth, up 79% since IPO, with 14.0 year weighted average remaining lease term Financial Position Solid financial position provides significant flexibility: $436 million of assets, $8 million of debt outstanding on our $90 million credit facility and an 82% AFFO payout ratio Undervalued Compared to Peers At current valuation, NewLake is undervalued compared to REIT peers (1) Based on management estimates of third-party ownership.

newlake.comOTCQX: NLCP 4 By The Numbers 100% Leased — All Triple-Net Leases Founded in 2019 — 2021 IPO ~$445 Million Deployed — Invested & Committed 82% AFFO Payout Ratio — Strong Dividend Coverage 32 Properties — 12 States, 1.7 Million Square Feet >0.2x Debt to EBITDA — $82 Million Available Credit Facility 11.9% Wtd. Avg. Yield — 2.6% Annual Rent Escalations Note: (1) Data as of June 30, 2024 1.3% Annualized G&A Ratio — Low General and Administrative Expenses 14.0 Years Remaining Lease Term — Weighted Average 79% Dividend Growth Since IPO — Q2 2024 vs. Q3 2021

newlake.comOTCQX: NLCP 5 Experienced Management Team Anthony Coniglio Chief Executive Officer & President, Director Lisa Meyer Chief Financial Officer, Treasurer & Secretary Jarrett Annenberg Senior Vice President & Head of Investments  Former CEO of Primary Capital Mortgage, a residential mortgage company  14 years at J.P. Morgan as an investment banker leading various businesses  Public company director  Former President & CFO of Western Asset Mortgage Capital Corporation, a NYSE- listed REIT  Extensive experience providing financial leadership to various public and private entities in the real estate industry  Co-Founder of a cannabis REIT leading its acquisition activities  10 years at CBRE in the Transactions and Advisory Services Group, one of the youngest SVPs in the U.S.

newlake.comOTCQX: NLCP 6 Experienced Board of Directors Gordon DuGan Chairman of the Board, Independent Director Alan Carr Independent Director Joyce Johnson Independent Director  Co-Founder and Chairman of the Board of Blackbrook Capital  Former Chairman of the Board of INDUS Realty Trust (Nasdaq: INDT)  Former CEO of Gramercy Property Trust, a NYSE-listed triple-net lease REIT  Former CEO of W.P. Carey & CO., a NYSE- listed triple-net lease REIT  Director on several boards in diverse industries including Sears Holdings Corporation and Unit Corporation.  Former Managing Director at Strategic Value Partners investing in various sectors in North America and Europe  Chairman of Pacific Gate Capital Management, LLC, an investment firm  Former Senior Managing Director and Partner of Relativity Capital, LLC and Managing Director of Cerberus Capital Management, L.P.  Lead Independent Director at Ayr Wellness  Experienced board member for 22 companies

newlake.comOTCQX: NLCP 7 Experienced Board of Directors Continued Peter Kadens Independent Director Peter Martay Independent Director David Weinstein Director  Co-Founder and former CEO of Green Thumb Industries, Inc., one of the leading public cannabis companies  Co-Founder and former CEO of SoCore Energy, one of the largest commercial solar companies in the U.S.  Former Director of KushCo Holdings, Inc. (OTCQX: KSHB) and Choice Consolidation Corp., a SPAC targeting cannabis businesses  CEO of Pangea Properties, a private apartment REIT that owned more than 13,000 apartments and completed over $300 million in short term bridge loans on numerous property types across the U.S.  Former banker at Bernstein Global Wealth Management, Glencoe Capital and Deutsche Bank  CEO of NewLake from August 2020 – July 2022, Director Since 2019  Former CEO of MPG Office Trust, a NYSE-listed office REIT  10 years at Goldman Sachs as a real estate investment banker and investor  10 years at Belvedere Capital, a real estate investment firm

newlake.comOTCQX: NLCP 8 NewLake is Focused on a High-Growth Industry Meaningful Demand for Real Estate Capital Positions NewLake for Continued Growth Adult-Use & Medical Markets Fully Legal – Adult-use, sales not yet available Fully Legal Medical Legal Limited Medical & Low- THC Hemp Derived Oil $26.4 $29.5 $43.4 2022 2023 2027 M illi on s Cannabis Industry Near-Term CAGR Source: BDSA • Limited medical states expanding programs (i.e. TX and GA) • Strong medical markets transitioning to adult use (i.e. PA and FL) • Adult use states with sales not yet available (i.e. OH and VA)* • Continued growth in currently undersupplied adult use markets (i.e. NY, NJ, and CT) State-Level Growth Catalysts *Ohio sales commenced 8/6/2024

newlake.comOTCQX: NLCP 9 Continued Acceptance of Cannabis Nationally Americans Increasingly Embrace the Use of Cannabis 0% 20% 40% 60% 2015 2016 2017 2018 2019 2020 2021 2022 % of Young Adults that Consume Alcohol & Marijuana Alcohol Marijuana • 90% of the U.S. population (309 million people) reside in Medical Markets(1) • 52% of the U.S. population (176 million people) reside in Adult-Use Markets(2) • 88% of U.S. adults support Adult-Use and/or Medical Cannabis(3) • 140% growth in Americans consuming cannabis in past 10 years(4) • 54% of American adults believe alcohol is more harmful than cannabis(4) -4% 0% 4% 8% Q1 2023 Q2 Q3 Q4 Q1 2024 Beer Sales Slow while Cannabis Accelerates Beer Cannabis Source: National Survey on Drug Use and Health. Source: Bloomberg; Data as of Jan 29. Beer sales includes data from Molson Coors, Constellation’s beer segment, Boston Beer Company and Anheuser-Busch’s North America sales. Note: population counts based on United States Census Bureau 2023 counts 1) Includes limited medical markets. 2) Includes markets with sales not yet available. 3) Pew Research most recent survey. 4) Source: Monmouth University poll.

newlake.comOTCQX: NLCP 10 Industry Catalysts at Federal Level Legislative SAFER Banking Act introduced to both chambers to create easier banking access for operators. Cannabis Research Bill was signed into law, removing barriers to conducting research and access. House and Senate are reconciling approved Appropriations Bills that include provisions allowing VA Doctors to recommend Medical Marijuana. Administrative Awaiting DEA to publish final rule on cannabis rescheduling from Schedule 1 to Schedule 3. Executive Branch issued pardons for non-violent cannabis related felonies. Legal Advocates for gun rights sue for ability for medical patients to own guns. Lawsuit filed by operators led by David Boies argues states have right to regulate their own economies without federal oversight. Valuations for the Sector are Poised to Improve Given Catalysts on Multiple Federal Fronts

newlake.comOTCQX: NLCP 11 Portfolio Overview Early Mover Advantage Created Diverse National Platform • 12 states • 1.7M square feet • Primarily limited-license jurisdictions • 100% leased Note: Data as of June 30, 2024 based on current rent. Curaleaf 22.6% Cresco 13.1% Trulieve 10.9%Cannabist 8.3% C3 8.2% Calypso 6.6% Acreage 6.5% Ayr 5.9% Revolutionary Clinics 5.8% Mint 5.6% CODES 4.9% PharmaCann 1.2% Green Light 0.5% Tenant/Borrower Composition

newlake.comOTCQX: NLCP 12 3.6x 3.5x 3.3x 2.9x 2.5x NLCP Retail NLCP Cultivation Ground Lease Hospital Gaming Net Lease NewLake’s Underwriting Approach Tenant Quality Real Estate In-Depth Industry Knowledge and Proven Underwriting Approach Mitigates Portfolio Risk Strong financial profiles Experienced management teams Ability to raise capital Strong property level cashflows Above market four-wall coverage Most properties in/near major metropolitan areas Estimated Four-Wall2 Coverage Note: Data as of June 30, 2024. Data based on current rent. 1 Cultivation licenses sourced from state reporting and management estimates. 2 NewLake Four Wall coverage is calculated as property-level EBITDA+rent divided by rent. Estimates based on actual Q1 2024 property level financial information, when available, and management estimates based on Tenant reporting. REIT industry data based on Green Street Advisory Group U.S. Cannabis Sector Primer, November 2022 67% Public 33% Private 83% MSO 17% SSO 93% Vertically Integrated in the State Cannabis Market Emphasis on limited-license jurisdictions Better operating environment for tenant More value created for real estate 128 55 33 21 20 OR WA MA MO PA IL FL Est. # of Licenses Operating1 1,682 1,021 8.6x

newlake.comOTCQX: NLCP 13 Deal Structure & Risk Management Deal Structure • 100% triple net leases • 15-20 year lease terms • Parent company guarantees • Annual escalations • Security deposits • Cross-collateralization and cross-securitization • Ability to substitute to better performing assets • Strategic divestiture of underutilized assets • Third-party construction review Financial Reporting Portfolio Management • All leases require quarterly facility level reporting • Review quarterly financials and annual audited financials • Regular operational update calls with tenants Deal Structure and Active Portfolio Management Proactively Addresses Portfolio Concerns

newlake.comOTCQX: NLCP 14 Tenant Composition by Annualized Base Rent Tenant Annualized Base Rent (%) SF # of Leases Q1 2024(1) Tenant Information Revenue Adj. EBITDA(2) Market Capitalization(3) MSO / SSO Curaleaf 22.5% 462,980 10 $339 $77 $2,894 MSO Cresco 13.1% 222,455 1 $185 $53 $738 MSO Trulieve 10.9% 144,602 1 $298 $106 $1,866 MSO The Cannabist Company 8.3% 83,188 5 $123 $1 $113 MSO C3 8.2% 153,006 2 Private Co Private Co Private Co MSO Calypso 6.6% 99,200 1 Private Co Private Co Private Co SSO Acreage 6.5% 71,877 3 $45 $2 $34 MSO Ayr 5.9% 94,567 2 $118 $29 $133 MSO Revolutionary Clinics 5.8% 145,852 1 Private Co Private Co Private Co SSO Mint 5.6% 100,758 1 Private Co Private Co Private Co MSO CODES 4.9% 81,808 1 Private Co Private Co Private Co SSO PharmaCann 1.2% 18,332 3 Private Co Private Co Private Co MSO Green Light 0.5% 7,592 1 Private Co Private Co Private Co MSO Note: NewLake data is as of June 30, 2024, unless otherwise noted 1) U.S dollars in millions, based on each company’s public securities filings and earnings release, available at www.sec.gov or www.sedar.com 2) Adjusted EBITDA is a non-GAAP financial measure utilized in the industry. For definitions and reconciliations of Adjusted EBITDA to net income, see each company’s public securities filings 3) U.S. dollars in millions, per Bloomberg as of 7/31/2024

newlake.comOTCQX: NLCP 15 Portfolio Composition by State State Annualized Base Rent (%) Square Feet # of Properties Cultivation Dispensary Total Cultivation Dispensary Pennsylvania 25.0% 312,421 8,949 321,370 4 3 Florida 18.5% 417,350 - 417,350 1 - Illinois 17.7% 255,257 21,927 277,184 2 5 Massachusetts 13.5% 223,122 15,406 238,528 3 2 Missouri 11.9% 176,378 - 176,378 2 - Arizona 5.6% 100,758 - 100,758 1 - Nevada 2.8% 56,536 - 56,536 1 - Connecticut 2.1% 58,436 14,053 72,489 1 2 Ohio 1.1% - 10,935 10,935 - 2 California 1.0% - 2,470 2,470 - 1 Arkansas 0.5% - 7,592 7,592 - 1 North Dakota 0.5% - 4,590 4,590 - 1 Note: NewLake data is as of June 30, 2024

newlake.comOTCQX: NLCP 16 Financial Overview Shareholder Equity $402 Million Invested & Committed Capital $445 Million Cash $21 Million Debt $8 Million Market Capitalization1 $405 Million Stock Price1 $19.74 Dividend Yield2 8.7% Common Shares Outstanding 20,509,883 Book Value per share $19.58 2Q24 Annualized Dividend3 $1.72 Target AFFO Payout Ratio 80% - 90% 2Q24 Revenue Annualized4 $49.8 Million G&A Expense Ratio Annualized5 1.3% Key Data Dividend Growth per Share Note: Data is as of June 30, 2024, unless otherwise noted 1 Based on the August 5, 2024, closing price. 2 Calculated as Q2 2024 annualized dividend divided by the August 5, 2024, closing stock price. 3 Annualized based on Q2 2024 dividend of $0.43 per common share, declared on June 12, 2024. 4 Annualized revenue is calculated using actual revenue for the three months ended June 30, 2024. 5 Calculated using annualized General and Administrative Expense, excluding stock-based compensation, for the three months ending June 30, 2024, over Total Assets as of June 30, 2024. $0.43 $0.41 $0.40 $0.39 $0.39 $0.39 $0.39 $0.37 $0.35 $0.33 $0.31 2Q24 1Q24 4Q23 3Q23 2Q23 1Q23 4Q22 3Q22 2Q22 1Q22 4Q21

newlake.comOTCQX: NLCP 17 Undervalued vs. REIT Peers 1) Calculated using the August 5, 2024 closing stock price divided by Q2 annualized AFFO 2) Calculated as Q2 2024 annualized dividend divided by the August 5, 2024, closing stock price 3) Average of NNN, PSTL, VICI, FCPT, NTST, EPRT 4) Average of REFI and AFCG, utilizing distributable earnings in place of AFFO (3) (3) (3) (3) (4) (4) (4) (4) 1.0x 1.7x 1.5x 0.8x NLCP IIPR Non-Cannabis REIT Peers Cannabis Mortgage REIT Peers Price to Book as of 8/5/24 9.4x 12.4x 14.2x 5.7x NLCP IIPR Non-Cannabis REIT Peers Cannabis Mortgage REIT Peers AFFO Multiple(1) 1.9% 15.6% 77.1% 32.7% NLCP IIPR Non-Cannabis REIT Peers Cannabis Mortgage REIT Peers Q2 Debt / Equity 8.7% 6.7% 5.3% 17.5% NLCP IIPR Non-Cannabis REIT Peers Cannabis Mortgage REIT Peers Dividend Yield as of 8/5/24(2)

newlake.comOTCQX: NLCP 18 Investment Highlights Experienced Team Experienced team with a strong track record investing in cannabis real estate and delivering returns for investors High-Growth Focus Focus on a high-growth industry with meaningful demand for real estate capital positions NewLake to continue growing AFFO and dividends Scale and Early Mover Second largest owner of cannabis real estate in the U.S.(1), building relationships and knowledge since 2019 Exceptional Portfolio Quality portfolio has delivered consistent dividend growth, up 79% since IPO, with 14.0 year weighted average remaining lease term Financial Position Solid financial position provides significant flexibility: $436 million of assets, $8 million of debt outstanding on our $90 million credit facility and an 82% AFFO payout ratio Undervalued Compared to Peers At current valuation, NewLake is undervalued compared to REIT peers (1) Based on management estimates of third-party ownership.

newlake.comOTCQX: NLCP 19 How to Buy Our Stock E-Trade ----------------------------------------------- 800.387.2331 Charles Schwab ------------------------------------ 866.855.9102 Interactive Brokers --------------------------------- 877.442.2757 StoneX ------------------------------------------------ 647.475.0451 Roth Capital ----------------------------------------- 800.678.9147 ATB ---------------------------------------------------- 647.776.8230 BTIG -------------------------------------------------- 212.593.7524 Jones Trading --------------------------------------- 800.203.6611 Eight Capital ----------------------------------------- 888.533.2266 Fidelity ------------------------------------------------ 800.972.2155 You can buy NewLake Capital share on the US OTC Markets under the ticker symbol NLCP with the brokers listed below. Note: Brokers are based on the Company's most recent knowledge. Broker policies may change without notice.

Supplemental Information

newlake.comOTCQX: NLCP 21 Quarterly Performance Summary 2024 2023 (In thousands, except share amounts) Q2 2024 1Q 2024 4Q 2023 3Q 2023 2Q 2023 1Q 2023 Total Revenue $12,455 $12,608 $13,021 $11,491 $11,376 $11,416 General and Administrative Expense(1) $1,424 $1,705 $1,436 $1,561 $1,648 $1,705 General and Administrative Expense(1)/Total Revenues 11.4% 13.5% 11.0% 13.6% 14.5% 14.9% General and Administrative Expense(1)/Total assets 1.3% 1.6% 1.3% 1.4% 1.5% 1.5% Net Income Attributable to Common Stockholders $6,796 $6,869 $6,962 $5,958 $5,797 $5,868 Net Income Attributable to Common Stockholders Per Share - Diluted $0.33 $0.33 $0.34 $0.28 $0.27 $0.27 Funds From Operations("FFO") attributable to Common Stockholders - Diluted $10,540 $10,558 $10,656 $9,634 $9,466 $9,531 FFO Attributable to Common Stockholders - Diluted $0.50 $0.50 $0.51 $0.45 $0.44 $0.44 Adjusted Funds From Operations ("AFFO") - Diluted $11,019 $10,960 $10,751 $10,084 $9,912 $9,907 AFFO Attributable to Common Stockholders - Diluted $0.53 $0.52 $0.51 $0.47 $0.46 $0.46 Percentage of Portfolio Leased 100% 100% 100% 100% 100% 100% Payout Ratio 82% 79% 78% 83% 85% 85% (1) General and administrative expenses excludes equity-based compensation $11,416 $11,376 $11,491 $13,021 $12,608 $12,455 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 Total Revenue $0.44 $0.44 $0.45 $0.51 $0.50 $0.50 1Q'23 2Q'23 3Q'23 4Q,23 1Q'24 Q2'24 FFO $0.46 $0.46 $0.47 $0.51 $0.52 $0.53 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 Q2'24 AFFO

newlake.comOTCQX: NLCP 22 Balance Sheet (In thousands, except share amounts) June 30, 2024 December 31, 2023 Assets: Real Estate Land $21,717 $21,397 Building and Improvements 405,955 390,911 Total Real Estate 427,672 412,308 Less Accumulated Depreciation (38,191) (31,999) Net Real Estate 389,481 380,309 Cash and Cash Equivalents 20,687 25,843 In-Place Lease Intangible Assets, net 18,786 19,779 Loan Receivable, net (Current Expected Credit Loss of $141 and $167, respectively) 4,859 4,833 Other Assets 2,385 2,528 Total Assets $436,198 $433,292 Liabilities and Equity: Liabilities: Accounts Payable and Accrued Expenses $921 $1,117 Revolving Credit Facility 7,600 1,000 Loan Payable, net - 1,000 Dividends and Distributions Payable 9,009 8,385 Security Deposits 8,789 8,616 Rent Received in Advance 784 990 Other Liabilities 149 227 Total Liabilities 27,252 21,335 Commitments and Contingencies Equity: Preferred Stock, $0.01 Par Value, 100,000,000 Shares Authorized, 0 and 0 Shares Issued and Outstanding, Respectively - - Common Stock, $0.01 Par Value, 400,000,000 Shares Authorized, 20,509,883 and 20,503,520 Shares Issued and Outstanding, Respectively 205 205 Additional Paid-In Capital 446,006 445,289 Accumulated Deficit (44,581) (40,909) Total Stockholders' Equity 401,630 404,585 Noncontrolling Interests 7,316 7,372 Total Equity 408,946 411,957 Total Liabilities and Equity $436,198 $433,292

newlake.comOTCQX: NLCP 23 Statement of Operations For the Three Months Ended June 30, For the Six Months Ended June 30, (In thousands, except share amounts) 2024 2023 2024 2023 Revenue: Rental Income $12,253 $11,183 $24,380 $22,340 Interest Income from Loans 134 131 265 259 Fees and Reimbursables 68 62 418 193 Total Revenue 12,455 11,376 25,063 22,792 Expenses: Property Expenses 28 56 50 150 Depreciation and Amortization Expense 3,626 3,568 7,194 7,130 General and Administrative Expenses: Compensation Expense 1,150 1,150 2,385 2,277 Professional Fees 243 364 645 686 Other General and Administrative Expenses 455 451 873 920 Total General and Administrative Expenses 1,848 1,965 3,903 3,883 Total Expenses 5,502 5,589 11,147 11,163 Provision for Current Expected Credit Loss 12 - 26 - Income From Operations 6,965 5,787 13,942 11,629 Other Income (Expense): 81 208 181 428 Interest Expense (128) (97) (211) (189) Total Other Income (Expense) (47) 111 (30) 239 Net Income 6,918 5,898 13,912 11,868 Net Income Attributable to Noncontrolling Interests (122) (101) (247) (203) Net Income Attributable to Common Stockholders $6,796 $5,797 $13,665 $11,665 Net Income Attributable to Common Stockholders Per Share - Basic $0.33 $0.27 $0.66 $0.55 Net Income Attributable to Common Stockholders Per Share - Diluted $0.33 $0.27 $0.66 $0.55 Weighted Average Shares of Common Stock Outstanding – Basic 20,555,362 21,369,489 20,548,601 21,396,330 Weighted Average Shares of Common Stock Outstanding - Diluted 20,951,379 21,743,071 20,946,805 21,769,912

newlake.comOTCQX: NLCP 24 Non-GAAP Financial Information For the Three Months Ended June 30, For the Six Months Ended June 31, (In thousands, except share amounts) 2024 2023 2024 2023 Net Income Attributable to Common Stockholders $6,796 $5,797 $13,665 $11,665 Net Income Attributable to Noncontrolling Interests 122 101 247 203 Net Income attributable to common stockholders - diluted 6,918 5,898 13,912 11,868 Adjustments: Real Estate Depreciation and Amortization 3,622 3,568 7,185 7,130 FFO Attributable to Common Stockholders – diluted $10,540 $9,466 $21,097 $18,998 Provision for Current Expected Credit Loss (12) - (26) - Stock-Based Compensation 424 373 774 681 Non-Cash Interest Expense 67 73 135 140 Amortization of Straight-Line Rent Expense - - (1) - AFFO Attributable to Common Stockholders - diluted $11,019 $9,912 $21,979 $19,819 FFO per share – diluted $0.50 $0.44 $1.01 $0.87 AFFO per share – diluted $0.53 $0.46 $1.05 $0.91 The table below is a reconciliation of net income attributable to common stockholders to FFO and AFFO for the three and six months ended June 30, 2024, and 2023 (in thousands, except share and per share amounts)

newlake.comOTCQX: NLCP 25 Capital Commitments As of June 30, 2023(1) Tenant Location Site Type Amount Mint Arizona Cultivation $1,282 C3 Connecticut Cultivation $12,024 C3 Missouri Cultivation $761 Ayr Pennsylvania Cultivation $750 Calypso Pennsylvania Cultivation $987 Total $15,804 (1) $’s in thousands

newlake.comOTCQX: NLCP 26 Lease Expiration Schedule 1.7% 0.8% 3.4% 1.2% 92.9% 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Thereafter Less than 5% of leases expiring in the next 10 years Year # of Leases Rentable SF Annualized Base Rent SF % ABR % 2024 - - - - - 2025 - - - - - 2026 - - - - - 2027 - - - - - 2028 - - - - - 2029 3 11 0.7% $869 1.7% 2030 - - - - - 2031 2 15 0.9% $405 0.8% 2032 8 44 2.6% $1,725 3.4% 2033 2 10 0.6% $584 1.2% Thereafter 17 1,607 95.3% $46,927 92.9% Total 32 1,686 100.0% $50,510 100.0%

newlake.comOTCQX: NLCP 27 Cultivation Property List Tenant State City Date Acquired % Leased Square Feet Invested / Committed Capital $ In Place Under Development Invested Committed Total $ Total $ PSF Acreage Massachusetts Sterling 10/31/2019 100% 38,380 $9,787,999 - $9,787,999 $255 Acreage Pennsylvania Sinking Springs 10/31/2019 100% 30,625 $10,158,372 - $10,158,372 $332 Ayr Pennsylvania Pottsville 6/30/2022 100% 38,031 $14,528,586 $750,000 $15,278,586 $402 Ayr Nevada Sparks 6/30/2022 100% 56,536 $13,578,804 - $13,578,804 $240 C3 Connecticut East Hartford 5/8/2024 100% - 58,436 $3,992,932 $12,023,604 $16,016,536 $274 C3 Missouri O'Fallon 4/1/2022 100% 40,700 53,870 $33,238,962 $761,038 $34,000,000 $360 Calypso Pennsylvania Erie 11/1/2021 100% 99,200 $32,013,378 $986,623 $33,000,000 $333 The Cannabist Company Illinois Aurora 12/23/2019 100% 32,802 $11,469,139 - $11,469,139 $350 The Cannabist Company Massachusetts Lowell 12/23/2019 100% 38,890 $14,777,302 - $14,777,302 $380 Cresco Illinois Lincoln 12/31/2019 100% 222,455 $50,677,821 - $50,677,821 $228 Curaleaf Florida Mt. Dora 8/31/2021 100% 417,350 $75,983,217 - $75,983,217 $182 CODES Missouri Chaffee 12/20/2021 100% 81,808 $21,132,965 $21,132,965 $258 Mint Arizona Phoenix 3/30/2021 100% - 100,758 $20,538,664 $1,282,604 $21,815,268 $209 Revolutionary Clinics Massachusetts Fitchburg 6/30/2021 100% 145,852 $42,275,000 - $42,275,000 $290 Trulieve Pennsylvania Mckeesport 10/31/2019 100% 144,602 $41,500,000 - $41,500,000 $287

newlake.comOTCQX: NLCP 28 Dispensary Property List Tenant State City Date Acquired % Leased Square Feet Invested / Committed Capital $ Total Invested Total $ PSF Acreage Connecticut Uncasville 10/31/2019 100% 2,872 $925,751 $322 The Cannabist Company Illinois Chicago 12/23/2019 100% 4,736 $1,127,931 $238 The Cannabist Company Massachusetts Greenfield 12/23/2019 100% 4,290 $2,108,951 $492 The Cannabist Company California San Diego 12/23/2019 100% 2,470 $4,581,419 $1,855 Curaleaf Illinois Chicago 1/31/2021 100% 5,040 $3,152,185 $625 Curaleaf North Dakota Minot 1/31/2021 100% 4,590 $2,011,530 $438 Curaleaf Connecticut Groton 2/28/2020 100% 11,181 $2,773,755 $248 Curaleaf Pennsylvania King of Prussia 1/31/2020 100% 1,968 $1,752,788 $891 Curaleaf Illinois Litchfield 1/31/2020 100% 1,851 $540,700 $292 Curaleaf Illinois Mokena 1/31/2020 100% 4,200 $963,811 $229 Curaleaf Illinois Morris 1/31/2020 100% 6,100 $1,567,005 $257 Curaleaf Ohio Newark 2/28/2020 100% 7,200 $3,207,606 $446 Curaleaf Pennsylvania Morton 2/28/2020 100% 3,500 $2,111,999 $603 Green Light Arkansas Little Rock 1/31/2020 100% 7,592 $1,964,801 $259 PharmaCann Pennsylvania Shamokin 2/28/2020 100% 3,481 $1,200,000 $345 PharmaCann Massachusetts Shrewsbury 2/28/2020 100% 11,116 $1,900,000 $171 PharmaCann Ohio Wapakoneta 11/4/2022 100% 3,735 $1,550,000 $415

Thank You Company Contact: Lisa Meyer CFO, Treasurer and Secretary Lmeyer@newlake.com Investor Relations Contact: Valter Pinto / Jack Perkins KCSA Strategic Communications NewLake@KCSA.com (212) 896-1254